Exhibit 10.20

MICHIGAN CONTINUOUS SURETY BOND

Bond No.08167819

KNOW ALL MEN BY THESE PRESENTS:

THAT we, LABOR READY MIDWEST, INC. of 1016 South 28th Street – Tacoma, WA 98409 as principal, and FIDELITY AND DEPOSIT COMPANY OF MARYLAND of P.O. Box 1227 – Baltimore, MD 21203-1227 a corporation duly incorporated under the laws of the state of Maryland and authorized to do business in Michigan, as surety, in the sum of ONE MILLION AND NO/100 –––––––dollars($ 1,000,000.00—), for the payment of which to the Michigan Department of Consumer & Industry Services, Bureau of Workers' Disability Compensation, hereinafter called the Department, well and truly to be made, we bind ourselves, our heirs, executors, administrators (or our successors and assigns in case of a corporation), jointly and severally, firmly by these presents.

          WHEREAS, the principal has been granted the privilege of self-insuring its workers' compensation liabilities under the Michigan Workers' Disability Compensation Act of 1969, as amended, effective 12:01 a.m., __________, 19____, by the Department; and

          WHEREAS, the principal, by virtue of said self-insurers' status, has undertaken to pay its employees all compensation, benefits and payments that are due, or which may become due them, under the terms of the Michigan Workers’ Disability Compensation Act of 1969, as amended, on account of occupational disease, injury or death, with a personal injury date that occurs while it is self-insured.

          NOW, THEREFORE, the condition of this obligation is such that if the principal, its heirs, executors, administrators (or its successors and assigns in case of a corporation), shall well and truly discharge and pay all compensation and all other benefits or payments for which it is liable, or may become liable under the said Act on account of injury, disease or death with a personal injury date that occurs during the effective period of this bond, then, this obligation shall be void, otherwise it shall remain in full force and effect. Notwithstanding the number of claimants or the length of time this bond is in effect, there shall be only one bond amount and in no event shall the aggregate liability of the Surety exceed the bond amount shown above.

IT IS FURTHER AGREED AND STIPULATED that this bond may be canceled at any time by the surety upon giving 60 days notice to the principal herein and the Department, in which event the liabilities of the surety shall, at the expiration of said 60 days, cease and terminate, except as to such liabitities of the principal with a personal injury date that occurred during the effective period of the bond and prior to the expiration of said 60 days.

This bond shall be effective July 12, 2000, until canceled.

          IN WITNESS WHEREOF, the said principal has caused these presents to be executed by the signature of its President and attested by its Secretary, and said surety has likewise caused these presents to be executed by the signature of its Attorney-in-Fact and has caused its corporate name and seal to be attested by the signature of Sue Wood its Attorney-in-Fact.

(Seal)
Attest: /s/ Sue Wood

Typed Name: Sue Wood

Title: Attorney-in-Fast

(Surety)
FIDELITY AND DEPOSIT COMPANY OF MARYLAND
By: /s/ Deborah L. Poppe
Typed Name: Deborah L. Poppe
Title: Attorney-in-Fact

(Principal)
LABOR READY MIDWEST, INC.

Witness: /s/ Ronald L. Junck
Typed Name: Ronald L. Junck
Title: Secretary

By: /s/ Joseph P. Sambataro
Title: President

Date: July 12, 2000

AFFIDAVIT AND ACKNOWLEDGMENT OF SURETY

STATE OF Colorado

COUNTY OF Arapahoe

          I, being a Notary Public in and for the State and County aforesaid, do hereby certify that Deborah L. Poppe personally appeared before me and made oath that she is Attorney-in-Fact of the Fidelity and Deposit Company of Maryland,that she is duly authorized to execute the foregoing bond by virtue of a certain power of attorney of said company, dated June 3,1999, a copy of which is attached hereto; that said power of attorney has not been revoked; that the said company has complied with all the requirements of law regulating the admission of such companies to transact business in the state of Michigan; that the said company is solvent and fully able to meet promptly all of its obligations, and the said Deborah L. Poppe thereupon, in the name of and on, behalf of the said company, acknowledged the foregoing writing as its act and deed.

Dated this 12th day of July, 2000.

/s/ Celeste Moore-Helms
Celeste Moore-Helms, Notary Public
My Commission Expires: February 4, 2002

ACKNOWLEDGMENT OF PRINCIPAL

STATE OF WASHINGTON
COUNTY OF Pierce

I, being a Notary Public in and for the said County and State, do certify that Joseph P. Sambataro, as Presidentof LABOR READY MIDWEST, INC. whose name is signed to the above bond, bearing date on the 12 day of July, 2000 personally appeared before me in my capacity aforesaid, and acknowledged the same.

I further certify that my term of office expires on the 7 day of September,2002

Given under my hand this 2 day of August 2000.

/s/Tracy D. Woods
Tracy D. Woods, Notary Public